Exhibit 10.35

LOAN AGREEMENT
(Addendum No. 1)

WHEREAS:

•
This addendum serves to update the Loan Agreement (attached as Exhibit 10.1 to the Form 10-K/A-2 Coronus Solar Inc. filed with the SEC on December 10, 2010) between Jefferson Thachuk (the “Lender”) and Coronus Solar Inc. (the “Borrower”).

•	This addendum is current as of June 20, 2011.

•	A detailed chronology of the Loans, subsequent to October 19, 2010 is attached to this addendum as Exhibit A.

•	As at March 31, 2011, the principal amount of the Loans totaled CAD $246,000 and USD $6,600.

•	As at June 20, 2011, the principal amount of the Loans totaled CAD $204,500, plus USD $6,600.

RESOLVED:

This addendum fairly and accurately characterizes the subsequent loan activity between the Lender and the Borrower.

DATED:  this 20th day of June, 2011.

JEFFERSON THACHUK	RAVEN KOPELMAN
Jefferson Thachuk	Raven Kopelman
Lender	Coronus Solar Inc., Director

DAVID HOLMES	KENNETH BOGAS
David Holmes,	Kenneth Bogas
Coronus Solar Inc., Director	Coronus Solar Inc., Director

EXHIBIT A

Loans from Shareholder - Jeff Thachuk
As at June 20, 2011
		CAD	USD
Date	Source	Principal	Principal

19-Oct-10	Opening Balance	246,000	6,600
18-Apr-11	Deposit	8,500	-
10-May-11	Payment	(50,000)	-

Total		CAD 204,500	USD 6,600